Gain on sale of partnership interest	12 Months Ended
Dec. 31, 2011
Gain Loss On Sale Of Partnership Interest [Abstract]
Gain on sale of partnership interest

4    Gain on sale of partnership interest

During 2009, the Company completed a sale of a portion of its investment in the Detroit River Tunnel Partnership (“DRTP”) to its existing partner, reducing the Company’s ownership from 50% to 16.5%. The proceeds received from the transaction were $110 million. Additional proceeds of approximately $22 million are contingent on achieving certain future freight volumes through the tunnel, and have not been recognized. The gain on this transaction was $81 million ($69 million after tax).